EXHIBIT 99.2

374Water Strengthens Management Team with Addition of Peter Mandel as General Counsel

DURHAM, NC, August 15, 2024 – 374Water Inc. (Nasdaq: SCWO), a global leader in organic waste destruction technology for the municipal, federal and industrial markets, today announced the appointment of Peter Mandel as General Counsel, effective August 19, 2024. With extensive experience in corporate and securities law, public company representation, and transformative capital markets transactions, Mr. Mandel will oversee the Company’s legal functions while serving as a trusted adviser to the management team and Board of Directors as it scales its operations and commercializes its innovative technology.

"As we grow our organization, we are excited to welcome Peter to 374Water’s executive team," said Chris Gannon, CEO of 374Water. "His legal expertise, business acumen, and strategic insight will be instrumental as we scale our business and commercialize our AirSCWO technology. With his extensive experience, Peter will be a key partner in shaping our strategies for long-term sustainable growth and ensuring the tactical execution of key initiatives. He will play a critical role in driving our mission to deliver innovative waste destruction technologies and capitalize on expanding market opportunities."

Previously, Mandel served as General Counsel at HALO Precision Diagnostics, where he led the legal function and provided guidance on risk mitigation and business operations, executed business transactions and advised the board on corporate governance matters. Prior to his role at HALO Precision Diagnostics, he was Head of Corporate Legal at Olema Oncology, a publicly traded biotech where he was instrumental in the company's initial public offering and subsequent public filings, governance and securities compliance, overseeing equity compensation programs and managing board matters. Mandel began his legal career at Latham & Watkins LLP and later joined Cooley LLP, representing numerous high-profile public and private technology and biotechnology companies across a multitude of strategic and capital markets transactions. Mandel holds a J.D. from Stanford Law School and a B.A. with honors from the University of California, Berkeley.  Mr. Mandel holds a J.D. from Stanford Law School and a B.A. with honors from the University of California, Berkeley.

"I’m honored to join 374Water and contribute to a company with such a compelling mission and innovative technology,” said Peter Mandel. “This is a unique opportunity to help shape the future of this company and capitalize on the tremendous opportunities ahead to deliver sustainable waste destruction solutions. I look forward to working closely with Chris, the Board, and the entire team to drive strategies that advance our mission, support growth and innovation initiatives, and deliver long-term value to our stakeholders.”

About 374Water

374Water Inc. (NASDAQ:SCWO) is a global cleantech company providing innovative solutions addressing wastewater treatment and waste management issues within the municipal, federal and industrial markets. 374Water’s AirSCWO technology efficiently destroys a range of non-hazardous and hazardous organic wastes producing safe dischargeable water streams, safe mineral effluent, safe vent gas, and recoverable heat energy. 374Water is leading a new era of creating value in sustainability, eliminating PFAS and protecting our communities. Learn more by visiting www.374water.com and follow us on LinkedIn.

Cautionary Language on Forward-Looking Statements

Certain statements in this communication are "forward-looking statements" within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, as amended. These statements relate to future events or our future financial performance, including statements relating to our ability to execute on our strategic plan and the results of our 2024 Annual Meeting and involve known and unknown risks, uncertainties, and other factors that may cause our actual results, levels of activity, performance, or our achievements or those of our industry to be materially different from those expressed or implied by any forward-looking statements. In some cases, forward-looking statements may be identified by the use of words like "may," "will," "could," "would," "should," "expect," "plan," "anticipate," "intend," "believe," "estimate," "project," "consider," "predict," "potential," "feel," or other comparable terminology. The Company has based these forward-looking statements on its current expectations, assumptions, estimates, beliefs, and projections. While the Company believes these expectations, assumptions, estimates, and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which involve factors or circumstances that are beyond the Company's control. These and other important factors, including those discussed under "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2023, as well as the Company's subsequent filings with the SEC, may cause actual results, performance, or achievements to differ materially from those expressed or implied by these forward-looking statements. The forward-looking statements herein are made only as of the date they were first issued, and unless otherwise required by applicable securities laws, the Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Investor Contact:

Heather Crowell

ir@374water.com

Media Contact:

Christian Rizzo

media@374water.com